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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 26, 2005


                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


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
          MISSOURI                          0-18261                           43-1529759
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(State or other jurisdiction of     (Commission File Number)     (I.R.S. employer identification no.)
 incorporation or organization)
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       911 MAIN STREET, SUITE 100
         KANSAS CITY, MISSOURI                                  64105
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(address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (816) 421-8255

                                 NOT APPLICABLE
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              (former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                 SECTION 1 -REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 26, 2005, the Registrant's Board of Directors authorized the payment of an annual fee in the amount of $100,000 to the Registrant's Non-Executive Chairman of the Board, Jonathan M. Kemper. The $100,000 annual fee is effective as of August 1, 2005, and is payable in quarterly installments on the last business day of each calendar quarter. The annual fee shall be in addition to the regular non-employee director fees and meeting fees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     TOWER PROPERTIES COMPANY

DATE:   August 1, 2005

                                     By:  /s/ Thomas R. Willard
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                                          Thomas R. Willard
                                          President and Chief Executive Officer


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